Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contact:

Audrey Charles, Investor Relations, phone: 510-572-1615, e-mail: audrey.charles@lamresearch.com

Lam Research Corporation Reports Financial Results for the Quarter Ended December 28, 2014

FREMONT, Calif., January 28, 2015 - Lam Research Corp. (NASDAQ: LRCX) today announced financial results for the quarter ended December 28, 2014 (the “December 2014 quarter”).

Highlights for the December 2014 quarter were as follows:

•	Shipments of $1,247 million, up 12% from the prior quarter.

•	Revenue of $1,232 million, up 7% from the prior quarter.

•	GAAP gross margin of 43.6%, GAAP operating margin of 15.3% and GAAP diluted EPS of $1.00

•	Non-GAAP gross margin of 45.4%, non-GAAP operating margin of 18.7%, and non-GAAP diluted EPS of $1.19

Lam Research Corporation

Financial Highlights for the Quarters Ended December 28, 2014 and September 28, 2014

(in thousands, except per share data and percentages)

GAAP
	December 2014	September 2014	Change Q/Q
Revenue	$1,232,241	$1,152,368	7%
Gross margin as percentage of revenue	43.6%	43.9%	-30 bps
Operating margin as percentage of revenue	15.3%	14.6%	70 bps
Diluted EPS	$1.00	$0.80	25%

Non-GAAP
	December 2014	September 2014	Change Q/Q
Revenue	$1,232,241	$1,152,368	7%
Gross margin as percentage of revenue	45.4%	45.8%	-40 bps
Operating margin as percentage of revenue	18.7%	18.0%	70 bps
Diluted EPS	$1.19	$0.96	24%

GAAP Financial Results

For the December 2014 quarter, revenue was $1,232.2 million, gross margin was $536.7 million, or 43.6% of revenue, operating expenses were $347.9 million, operating margin was 15.3% of revenue, and net income was $176.9 million, or $1.00 per diluted share on a GAAP basis. This compares to revenue of $1,152.4 million, gross margin of $505.5 million, or 43.9% of revenue, operating expenses of $337.2 million, operating margin of 14.6% of revenue, and net income of $141.1 million, or $0.80 per diluted share, for the quarter ended September 28, 2014 (the “September 2014 quarter”).

Non-GAAP Financial Results

For the December 2014 quarter, non-GAAP gross margin was $560.0 million or 45.4% of revenue, non-GAAP operating expenses were $330.2 million, non-GAAP operating margin was 18.7% of revenue, and non-GAAP net income was $207.6 million, or $1.19 per diluted share. This compares to non-GAAP gross margin of $528.0 million or 45.8% of revenue, non-GAAP operating expenses of $321.2 million, non-GAAP operating margin of 18.0% of revenue, and non-GAAP net income of $167.7 million, or $0.96 per diluted share for the September 2014 quarter.

“Lam’s December quarter concludes a record calendar year for the Company defined by outperformance in our industry and strong execution on our priorities,” said Martin Anstice, Lam Research’s president and chief executive officer. “For the year we grew revenue at twice the rate of the industry and made good progress on our market share objectives. Our strong execution combined with a meaningful market expansion is enabling a compelling multi-year growth opportunity.”

~more~

Balance Sheet and Cash Flow Results

Cash and cash equivalents, short-term investments, and restricted cash and investment balances remained steady at $3.0 billion at the end of both the December 2014 quarter and the September 2014 quarter. Cash provided by operating activities was utilized for approximately $65.5 million of treasury stock purchases including net share settlement on employee stock-based compensation, $61.4 million of capital expenditures and $29.4 million of cash dividends paid to stockholders during the December 2014 quarter.

Deferred revenue at the end of the December 2014 quarter increased to $373.7 million as compared to $356.8 million at the end of the September 2014 quarter. Deferred profit at the end of the December 2014 quarter increased to $254.8 million as compared to $251.8 million at the end of the September 2014 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $53.2 million as of December 28, 2014.

Geographic Distribution

The geographic distribution of shipments and revenue during the December 2014 quarter is shown in the following table:

Region	Shipments	Revenue
Taiwan	23%	25%
Korea	30%	24%
United States	16%	18%
Japan	13%	12%
China	7%	8%
Southeast Asia	4%	7%
Europe	7%	6%

Outlook

For the quarter ending March 29, 2015, Lam is providing the following guidance:

	GAAP	Reconciling Items	Non-GAAP
Shipments	$1.45 Billion +/- $50 Million	—	$1.45 Billion +/- $50 Million
Revenue	$1.37 Billion +/- $50 Million	—	$1.37 Billion +/- $50 Million
Gross margin	42.5% +/- 1%	$21 Million	44.0% +/- 1%
Operating margin	16.3% +/- 1%	$37 Million	19.0% +/- 1%
Earnings per share	$1.06 +/- $0.07	$38 Million	$1.30 +/- $0.07
Diluted share count	177 Million	3 Million	174 Million

The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, financing arrangements, other investments, or other significant transactions that may be completed after the date of this release. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin - amortization related to intangible assets acquired in the Novellus transaction, $21 million.

•	Operating margin - amortization related to intangible assets acquired in the Novellus transaction, $37 million.

•	Earnings per share - amortization related to intangible assets acquired in the Novellus transaction, $37 million; amortization of convertible note discounts, $8 million; and associated tax benefit for non-GAAP items ($7) million; totaling $38 million.

•	Diluted share count - impact of a note hedge issued contemporaneously with the convertible notes due in 2016 and 2018, 3 million shares.

Use of Non-GAAP Financial Results

In addition to GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2014 and September 2014 quarters include the impact of the note hedge issued contemporaneously with the convertible notes due in 2016 and 2018 and exclude amortization related to intangible assets acquired in the Novellus transaction, the amortization of convertible note discounts, and tax expense (benefit) of non-GAAP items. Additionally, the December 2014 quarter non-GAAP results exclude acquisition-related inventory fair value adjustments, cost of restructuring and tax benefit on reinstatement of research and development credit. The September 2014 quarter non-GAAP results also exclude the rationalization of certain product configurations, gain associated with disposition of a business, and tax benefit on valuation allowance adjustment.

Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

Lam Announces Financial Results for the December 2014 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to, the anticipated revenue from shipments to Japanese customers; our ability to continue to outperform the semiconductor equipment industry; our ability to continue to grow our revenue and make progress on our market share objectives; our ability to execute and deliver performance that meets or exceeds our plans, including our abilities to execute on our priorities, and deliver multi-year growth; the scope of opportunities we have; our ability to expand our served market; the ability of the market to continue to expand and the extent of any such expansion; and our guidance for shipments, revenue, gross margin, operating margin, earnings per share, and diluted share count. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks, including those detailed in documents filed by us with the Securities and Exchange Commission, including specifically our reports on Form 10-K for the year ended June 29, 2014 and Form 10-Q for the quarter ended September 28, 2014. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

About Lam Research

Lam Research Corp. (NASDAQ: LRCX) is a trusted global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam’s broad portfolio of market-leading deposition, etch, strip, and wafer cleaning solutions helps customers achieve success on the wafer by enabling device features that are 1,000 times smaller than a grain of sand, resulting in smaller, faster, and more power-efficient chips. Through collaboration, continuous innovation, and delivering on commitments, Lam is transforming atomic-scale engineering and enabling its customers to shape the future of technology. Based in Fremont, Calif., Lam Research is a NASDAQ-100 Index® and S&P 500® company whose common stock trades on the NASDAQ® Global Select Market™ under the symbol LRCX. For more information, please visit http://www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.

###

Lam Announces Financial Results for the December 2014 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

(unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2014	September 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
Revenue	$1,232,241	$1,152,368	$1,116,061	$2,384,609	$2,131,120
Cost of goods sold	695,584	646,829	628,272	1,342,413	1,211,473

Gross margin	536,657	505,539	487,789	1,042,196	919,647
Gross margin as a percent of revenue	43.6%	43.9%	43.7%	43.7%	43.2%
Research and development	196,768	188,934	174,477	385,702	345,044
Selling, general and administrative	151,148	148,307	148,838	299,455	304,721

Total operating expenses	347,916	337,241	323,315	685,157	649,765

Operating income	188,741	168,298	164,474	357,039	269,882
Operating margin as a percent of revenue	15.3%	14.6%	14.7%	15.0%	12.7%
Other expense, net	(9,799)	(5,648)	(3,837)	(15,447)	(18,099)

Income before income taxes	178,942	162,650	160,637	341,592	251,783
Income tax expense	2,002	21,569	11,645	23,571	17,285

Net income	$176,940	$141,081	$148,992	$318,021	$234,498

Net income per share:
Basic net income per share	$1.11	$0.87	$0.92	$1.98	$1.44

Diluted net income per share	$1.00	$0.80	$0.87	$1.80	$1.37

Number of shares used in per share calculations:
Basic	159,248	161,685	162,305	160,467	162,603

Diluted	177,046	177,118	171,757	177,082	171,592

Cash dividend declared per share	$0.18	$0.18	$—	$0.36	$—

Lam Announces Financial Results for the December 2014 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 28, 2014	September 28, 2014	June 29, 2014
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$981,275	$1,293,678	$1,452,677
Short-term investments	1,902,402	1,593,668	1,612,967
Accounts receivable, net	944,014	864,403	800,616
Inventories	913,390	815,612	740,503
Other current assets	173,731	123,615	176,899

Total current assets	4,914,812	4,690,976	4,783,662
Property and equipment, net	585,372	555,658	543,496
Restricted cash and investments	155,455	149,483	146,492
Goodwill and intangible assets	2,282,006	2,322,153	2,360,303
Other assets	173,044	175,558	159,353

Total assets	$8,110,689	$7,893,828	$7,993,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$1,708,656	$1,599,625	$1,582,001

Long-term debt, convertible notes, and capital leases	$830,880	$824,269	$817,202
Income taxes payable	205,535	217,118	258,357
Other long-term liabilities	183,678	179,711	122,662

Total liabilities	2,928,749	2,820,723	2,780,222

Senior convertible notes	181,505	182,432	183,349
Stockholders’ equity (2)	5,000,435	4,890,673	5,029,735

Total liabilities and stockholders’ equity	$8,110,689	$7,893,828	$7,993,306

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 159,294 shares as of December 28, 2014, 159,384 shares as of September 28, 2014 and 162,350 shares as of June 29, 2014.

Lam Announces Financial Results for the December 2014 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2014	September 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$176,940	$141,081	$148,992	$318,021	$234,498
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	69,536	67,885	73,552	137,421	147,883
Deferred income taxes	3,320	3,186	12,457	6,506	12,457
Impairment of long-lived asset	—	—	628	—	7,632
Equity-based compensation expense	30,632	32,040	23,046	62,672	46,281
Income tax benefit on equity-based compensation plans	1,141	9,861	—	11,002	—
Excess tax benefit on equity-based compensation plans	(599)	(10,404)	—	(11,003)	—
Amortization of convertible note discount	8,609	8,509	8,217	17,118	16,339
Gain on sale of business	—	(7,431)	—	(7,431)	—
Other, net	1,607	5,526	(2,428)	7,133	1,687
Changes in operating assets and liabilities:	(129,947)	(109,092)	(135,441)	(239,039)	(285,829)

Net cash provided by operating activities	161,239	141,161	129,023	302,400	180,948

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(61,363)	(41,871)	(38,323)	(103,234)	(62,101)
Cash paid for business acquisition	—	(1,137)	(18,388)	(1,137)	(18,388)
Net sales/maturities (purchases) of available-for-sale securities	(321,590)	9,645	(88,754)	(311,945)	(46,187)
Repayment of notes receivable	3,978	—	10,000	3,978	10,000
Proceeds from sale of business, net	—	41,212	—	41,212	—
Proceeds from sale of assets	—	—	21,635	—	21,635
Transfer of restricted cash and investments	100	22	—	122	150

Net cash (used for) provided by investing activities	(378,875)	7,871	(113,830)	(371,004)	(94,891)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(674)	(107)	(719)	(781)	(807)
Excess tax benefit on equity-based compensation plans	599	10,404	—	11,003	—
Treasury stock purchases	(65,536)	(308,422)	(47,910)	(373,958)	(152,195)
Dividends paid	(29,381)	(29,240)	—	(58,621)	—
Reissuances of treasury stock related to employee stock purchase plan	—	16,919	(35)	16,919	15,119
Proceeds from issuance of common stock	4,223	4,609	8,449	8,832	21,023

Net cash used for financing activities	(90,769)	(305,837)	(40,215)	(396,606)	(116,860)

Effect of exchange rate changes on cash	(3,998)	(2,194)	1,393	(6,192)	885
Net decrease in cash and cash equivalents	(312,403)	(158,999)	(23,629)	(471,402)	(29,918)
Cash and cash equivalents at beginning of period	1,293,678	1,452,677	1,156,184	1,452,677	1,162,473

Cash and cash equivalents at end of period	$981,275	$1,293,678	$1,132,555	$981,275	$1,132,555

Lam Announces Financial Results for the December 2014 Quarter

Non-GAAP Financial Summary

(in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	December 28, 2014	September 28, 2014

Revenue	$1,232,241	$1,152,368
Gross margin	$560,044	$528,032
Gross margin as percentage of revenue	45.4%	45.8%
Operating expenses	$330,213	$321,158
Operating income	$229,831	$206,874
Operating margin as a percentage of revenue	18.7%	18.0%
Net income	$207,631	$167,671
Net income per diluted share	$1.19	$0.96
Shares used in per share calculation - diluted	174,316	175,433

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and U.S. GAAP number of dilutive shares to Non-GAAP number of dilutive shares

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	December 28, 2014	September 28, 2014

U.S. GAAP net income	$176,940	$141,081
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,286	20,893
Costs associated with rationalization of certain product configurations - cost of goods sold	—	1,600
Acquisition-related inventory fair value impact - cost of goods sold	2,101	—
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	16,083	16,083
Restructuring charges - operating expenses	1,620	—
Amortization of convertible note discount, Lam notes - other expense, net	7,682	7,593
Amortization of convertible note discount, Novellus assumed notes - other expense, net	927	911
Net gain associated with disposition of a business - other expense, net	—	(4,331)
Net tax (benefit) expense on non-GAAP items	(7,914)	(13,348)
Net tax benefit on valuation allowance adjustment	—	(2,811)
Net tax benefit on reinstatement of research and development credit	(11,094)	—

Non-GAAP net income	$207,631	$167,671

Non-GAAP net income per diluted share	$1.19	$0.96

U.S. GAAP number of shares used for diluted per share calculation	177,046	177,118
Effect of convertible note hedge	(2,730)	(1,685)

Non-GAAP number of shares used for diluted per share calculation	174,316	175,433

Lam Announces Financial Results for the December 2014 Quarter

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	December 28, 2014	September 28, 2014
U.S. GAAP gross margin	$536,657	$505,539
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,286	20,893
Costs associated with rationalization of certain product configurations - cost of goods sold	—	1,600
Acquisition-related inventory fair value impact - cost of goods sold	2,101	—

Non-GAAP gross margin	$560,044	$528,032

U.S. GAAP gross margin as a percentage of revenue	43.6%	43.9%
Non-GAAP gross margin as a percentage of revenue	45.4%	45.8%
U.S. GAAP operating expenses	$347,916	$337,241
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	(16,083)	(16,083)
Restructuring charges - operating expenses	(1,620)	—

Non-GAAP operating expenses	$330,213	$321,158

Non-GAAP operating income	$229,831	$206,874

Non-GAAP operating margin as a percent of revenue	18.7%	18.0%